SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                     -------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 15, 2003

                               IDAHO POWER COMPANY

             (Exact name of registrant as specified in its charter)

         Idaho                         1-3198                    82-0130980

(State or other                      (Commission             (I.R.S. Employer
jurisdiction of incorporation       File Number)            Identification No.)

                             1221 West Idaho Street
                             Boise, Idaho 83702-5627
                         (Address of principal executive
                   offices) (Zip Code) Registrant's telephone
                   number, including area code (208) 388-2200


                               -------------------

             Former name or address, if changed since last report.

                               Idaho Power Company

                                    Form 8-K

     Item 7.  Financial Statements and Exhibits.


                    --------------------------
                    (c)      Exhibits

                    1  -  Selling Agency Agreement, dated April 15, 2003

                    4  -  Thirty-seventh Supplemental Indenture to Mortgage and
                          Deed of Trust, dated as of April 1, 2003



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IDAHO POWER COMPANY

                                        By:/s/ Darrel T. Anderson
                                           ----------------------
                                        Darrel T. Anderson
                                        Vice President, Chief Financial Officer
                                        and Treasurer


Dated: April 15, 2003